Exhibit 10.25(c)


           ATLANTIC COAST AIRLINES HOLDINGS, INC.
             NONQUALIFIED STOCK OPTION AGREEMENT


This Nonqualified Stock Option Agreement ("Option
Agreement") is between Atlantic Coast Airlines Holdings,
Inc., a Delaware Corporation (the "Company"), and the employee named in Section 1 below (the "Optionee").

                    W I T N E S S E T H:

WHEREAS, the Company has adopted the Atlantic Coast Airlines Holdings, Inc. 1995 Stock Incentive Plan, as amended (the "Plan") for the purpose of encouraging ownership of common stock, $.02 par value ("Common Stock"), of the Company by eligible key employees and directors of the Company, of providing increased incentive for such employees and directors to render services and to exert maximum effort for the business success of the Company, and of further strengthening the identification of employees and directors with the stockholders; and

WHEREAS, the Company, acting through the Compensation
Committee of its Board of Directors (the "Committee"), has determined that its interests will be advanced by the issuance to Optionee of a nonqualified stock option under the Plan.

NOW, THEREFORE, for and in consideration of these premises it is agreed as follows:

1.   Identifying Provisions: As used in this Option
Agreement, the following terms shall have the following respective meanings:

(a)  Optionee: ______________

(b)  Date of Grant: ___________

(c)  Effective Date: ____________

(d)  Number of shares subject to Option Agreement: ______

(e)  Exercise Price per share: $ _____

(f)  Expiration Date:  ___________

2. Option. Subject to the terms and conditions contained herein, the Company hereby grants to Optionee the right and option ("Option") to purchase from the Company up to that number of shares of Common Stock specified in Section 1(d) of this Option Agreement, at a price per share equal to the Exercise Price specified in Section 1(e) of this Option
Agreement. This Option is not intended to qualify as an incentive stock option under Section 422 of the Internal
Revenue Code.

3. Option Period. The Option herein granted may not be exercised or exercisable after the Expiration Date specified in Section 1(f) of this Option Agreement. This Option shall not be exercisable on the Date of Grant, but, subject to such further terms and limitations set forth herein, on each anniversary of the Date of Grant this Option shall become exercisable to purchase, and shall vest with respect to, a number of shares of Common Stock (rounded to the nearest whole share) such that the aggregate number of shares of Common Stock as to which this Option has become exercisable shall equal the total number of shares subject to this Option Agreement (as specified in Section 1(d)), multiplied by the percentage set forth below with respect to the specified anniversary of the Date of Grant:

                     Date                          Percentage of
                                                Option Exercisable
On the first anniversary of the Date of Grant:          20%
On the second anniversary of the Date of Grant:         40%
On the third anniversary of the Date of Grant:          60%
On the fourth anniversary of the Date of the            80%
Grant:
On the fifth anniversary of the Date of the            100%
Grant:

4. Procedure for Exercise. The Option herein granted may be exercised by written notice by Optionee to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, and specifying such further information regarding delivery of such shares as the Secretary of the Company may reasonably request. Payment shall be by means of cash, or a cashier's check or bank draft, payable to the order of the Company, by a commitment from a brokerage firm acceptable to the Secretary of the Company to pay the aggregate Exercise Price from proceeds of a sale of shares issuable on exercise of the Option, or at the option of the Optionee, in Common Stock theretofore owned by such Optionee for at least six months (or a combination of cash and Common Stock). As promptly as practicable after exercise of this Option, the Company shall issue to Optionee the number of shares of Common Stock with respect to which such Option has been so exercised.

5. Termination of Employment. If Optionee's employment with the Company is terminated prior to the Expiration Date for any reason other than death or disability, the Option shall immediately terminate to the extent it is not exercisable on the date of Optionee's termination of employment. To the extent that the Option is exercisable on the date of Optionee's termination of employment for any reason other than death or disability, the Option may be exercised at any time on or before the earlier of (i) the close of business on the thirtieth (30th) day after such date of termination of employment, and (ii) the Expiration Date.

6. Disability or Death. If Optionee's employment with the Company is terminated by Optionee's disability or death, the Option shall immediately terminate to the extent it is not exercisable on such date. To the extent that the Option is exercisable on the date of Optionee's termination of employment on account of disability or death, the Option may be exercised by Optionee, his executor or administrator, or the person or persons to whom his rights under this Option Agreement shall pass by will or by the laws of descent and distribution, as the case may be, at any time on or before the earlier of (i) the date that is one (1) year from the date of Optionee's death or the date of the determination of Optionee's disability, and (ii) the Expiration Date. Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he is incapable of performing services for the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration.

7. Transferability. This Option shall not be transferable by Optionee otherwise than by Optionee's will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by him. Any heir or legatee of Optionee shall take rights under this Option subject to the terms and conditions of this Option Agreement. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance and assumption by the transferee or transferees of the obligations of the Optionee and of the other terms and conditions hereof.

8. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by this Option Agreement until the date of issuance of shares of Common Stock purchased pursuant to this Option Agreement. Until such time, Optionee shall not be entitled to dividends or to vote at meetings of the stockholders of the Company. Except as provided in paragraph 10 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or securities or other property) paid or distributions or other rights granted in respect of any share of Common Stock for which the record date for such payment, distribution or grant is prior to the date upon which the Optionee shall have been issued share certificates, as provided hereinabove.

9. Extraordinary Corporate Transactions. If the Company experiences a "Fundamental Change" that is not a "Corporate Change" (as those terms are defined in Section 6(i) of the Plan), the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price for the then unexercised portion of the Option. If the Company experiences a "Fundamental Change" that is a "Corporate Change," the Option granted hereunder shall be treated as specified by the Committee in its sole discretion on or prior to the date that the Corporate Change occurs, which treatment Optionee hereby consents to as a condition to receipt of this Option, or, if the Committee has not otherwise provided on or prior to the date that the Corporate Change occurs, the Option granted hereunder shall become 100% exercisable as of the date of such Corporate Change as provided in clause (1) of Section 6(i) of the Plan.

10. Compliance With Securities Laws. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Optionee (or any person acting under paragraph 7 of this Agreement) shall enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

11. Compliance With Laws. Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise the Option granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority. The certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

12. Withholding of Tax. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., Medicare, state disability insurance tax or other employment tax, the Optionee shall be obligated, as of the first date on which the Company is so obligated, to pay such amounts to the Company in cash or check, or other property acceptable to the Secretary of the Company in his sole discretion; and, if the Optionee fails to make such payment, the Company is authorized by the Optionee to withhold from any payments then or thereafter payable to the Optionee, any such amounts or the Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. The Committee may, in its sole discretion, allow the Optionee to pay any such amounts through the surrender of whole shares of Common Stock or by having the Company withhold whole shares of Common Stock otherwise issuable upon the exercise of this Option. Any such shares surrendered or withheld shall be valued at their market value, determined by such method as the Secretary of the Company in his sole discretion shall determine, equal to the sums required to be withheld as of the date on which the amount of tax to be withheld is determined.

13. Resolution of Disputes. As a condition of the grant of the Option hereby and of the ability to exercise the Option, the Optionee and his heirs, successors and personal representatives agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, his heirs, successors and personal representatives.

14. Notices. Every notice hereunder shall be in writing and shall conclusively be deemed to be given only if given by registered or certified mail. All notices of the exercise of any Option hereunder shall be directed to Atlantic Coast Airlines Holdings, Inc., 515-A Shaw Road,
Dulles, Virginia 20166, Attention: Secretary. Any notice given by the Company to Optionee directed to him at his address on file with the Company shall be effective to bind him and any other person who shall have acquired rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee's rights hereunder and Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of Optionee's rights or privileges hereunder.

15. Construction and Interpretation. Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of paragraph 7 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons. References to the masculine gender herein also include the feminine gender for all purposes. This Option Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

16. Agreement Subject to Plan. This Option Agreement is subject to the Plan (including any subsequent amendments thereto). In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option
Agreement.

17. Employment Relationship. For purposes of this Option Agreement, an employee shall be considered to be in the employment of the Company as long as he remains an employee of the Company or an Affiliate (as defined in the Plan) or remains a director of the Company or of such an Affiliate. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company.

18. Binding Effect. This Option Agreement shall be binding upon and inure to the benefit of any successors to the Company.

IN WITNESS WHEREOF, the Option Agreement has been executed as of the ____ day of _________ _____.


                              Atlantic Coast Airlines
                                   Holdings, Inc.


                              By:___________________________
                                   ____


                              Optionee


                              ______________________________
                                   ____
                              Name